UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2006

CATALINA MARKETING CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-11008 (Commission File Number)	33-0499007 (I.R.S. Employer Identification Number)

200 Carillon Parkway, St. Petersburg, Florida		33716-2325
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (727) 579-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On October 4, 2006, Catalina Marketing Corporation (the “Company”) entered into a Severance Agreement and a Change of Control Agreement with each of the following named executive officers (each, an “Executive”): Rick P. Frier (Executive Vice President and Chief Financial Officer), Edward C. Kuehnle (Executive Vice President and President of Catalina Marketing Services) and Craig H. Scott (Executive Vice President and President of Catalina Health Resource).

Severance Agreement

The Severance Agreement provides severance benefits to an Executive if his employment with the Company is terminated under certain conditions. In the event an Executive resigns or is terminated by the Company for cause, as described below and further defined in the Severance Agreement, the Company will pay the Executive (1) any unpaid base salary, expense reimbursements and vacation days earned before termination of employment, (2) any earned and unpaid balance of any bonus for the fiscal year before the year in which the termination occurred, and (3) other unpaid vested amounts or benefits under the Company’s compensation, incentive and benefit plans (collectively, the “Accrued and Unpaid Amounts”). An Executive whose employment is terminated by death or due to disability will also be entitled to the Accrued and Unpaid Amounts as well as a prorated bonus based on the Executive’s “target bonus” for the fiscal year during which termination occurred.

In the event an Executive is terminated by the Company other than due to cause, disability or death, the Executive would be entitled to the Accrued and Unpaid Amounts and, in addition, the Company will pay the Executive his base salary for 52 weeks (the “Severance Period”), as well as a prorated bonus at the “cut-in” level (currently 50%) for the portion of the fiscal year prior to the date of termination. If the Company achieves the targets established for the purpose of paying target bonuses for the year during which the termination occurred, it will pay the Executive the difference between the prorated amount of the target bonus and the “cut-in” bonus that he is entitled to receive. During the Severance Period, the Company will also pay for an Executive’s group health insurance premiums and career transition assistance services.

Pursuant to the terms of the Severance agreement, the Company will not reduce an Executive’s base salary without his approval. In the event the Company violates this provision, the Executive may resign with good reason and will receive the same severance benefits as if he were discharged for reasons other than for cause.

For purposes of the Severance Agreement and the Change of Control Agreement described below, cause includes, among other things, an Executive’s (i) conviction, guilty plea or plea of no contest to any felony involving moral turpitude or to any action that materially violates any federal or state securities law, (ii) repeated refusal to perform his duties, (iii) engaging in willful, intentional, reckless, or grossly negligent misconduct which has a material adverse effect on the Company and (iv) taking Company funds or property without authorization or making unauthorized charges against the Company’s accounts.

                The Severance Agreement also contains provisions pursuant to which the Executive, during his employment with the Company and during the Severance Period, promises to refrain from certain activities including (1) disclosing the Company’s confidential information, including information received from third parties, (2) soliciting any of the Company’s employees or consultants to leave the Company or to perform its services for another company, (3) contacting or soliciting the Company’s clients in connection with competitive products or services, or (4) accepting any employment or similar arrangements with the Company’s competitors.

Each Severance Agreement ends on October 1, 2011, unless an Executive’s employment is terminated prior to that date.

The foregoing description is qualified in its entirety by reference to the Severance Agreement, the form of which is attached hereto as Exhibit 99.1.

Change of Control Agreement

The Change of Control Agreement provides severance benefits to an Executive in the event his employment is terminated by the Company or if he resigns for good reason (which includes, among other things, a reduction in base salary or a reduction in the Executive’s title, position or responsibilities) within two years after a change in control (which includes, among other things, the acquisition by any individual or entity of more than 50% of the total outstanding voting power of the Company). An Executive will also be entitled to severance benefits if his employment is terminated by the Company or if he resigns for good reason after a “potential change in control” (which includes, among other things, the Company entering into an agreement that results in a change of control) but before a change of control actually occurs.

The severance benefit includes a cash lump-sum payment equal to 2.5 times the sum of (a) the Executive’s base salary and (b) the higher of (i) the average bonus paid to the Executive during the three fiscal years prior to the change in control or (ii) the bonus paid to the Executive in the year during which the change of control occurred. In addition, the Executive will receive a cash lump-sum payment equal to the sum of any unpaid incentive compensation that has been earned by him or her under any bonus or compensation plan. The Executive will also be entitled to life, disability, accident and health insurance benefits provided to the Executive and his spouse and dependents for two and a half years from the date that the Executive is entitled to receive severance benefits, as well as 12 months of senior executive level career transition assistance.

The Change of Control Agreement terminates on October 1, 2011 and the Company may amend it to extend the termination date.

The foregoing description is qualified in its entirety by reference to the Change in Control Agreement, the form of which is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1* 99.2	Form of Severance Agreement Form of Change in Control Agreement

_____________________

*	Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly authorized and caused the undersigned to sign this report on the registrant’s behalf.

CATALINA MARKETING CORPORATION

By:	/s/ Rick Frier
Name:	Rick Frier
Title:	Executive Vice President and Chief Financial
Officer

Date: October 11, 2006

EXHIBIT INDEX

Exhibit Number	Description
99.1* 99.2	Form of Severance Agreement Form of Change in Control Agreement

_____________________

*	Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.